Absolute Capital Asset Allocator Fund

Class A Shares AAMAX

Institutional Class Shares AAMIX

Investor Class Shares AAMCX

Absolute Capital Defender Fund

Class A Shares ACMAX

Institutional Class Shares ACMIX

Investor Class Shares ACMDX

(collectively, the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated September 20, 2021 to

the Statement of Additional Information dated February 1, 2021

The following is inserted between the third and fourth paragraphs under the heading “Policies and Procedures for Disclosure of Portfolio Holdings” on page 29 of the Statement of Additional Information:

Within 45 days of the end of each quarter, the Adviser posts on the Funds’ website a profile of the Funds which typically includes each Fund’s top ten holdings. The Funds may choose to make available, no sooner than 30 days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the quarter.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated February 1, 2021. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-594-1249.

Please retain this Supplement for future reference.